Current trade and other receivables	12 Months Ended
Dec. 31, 2021
Current trade and other receivables
Current trade and other receivables

16 Current trade and other receivables

	2021	2020	2019
	$m	$m	$m
Amounts due within one year
Trade receivables	6,054	3,829	3,606
Less: Amounts provided for doubtful debts (Note 28)	(23)	(23)	(21)
	6,031	3,806	3,585
Other receivables	1,808	1,278	1,083
Prepayments	1,512	1,735	865
Government grants receivable	–	53	–
Accrued income	293	150	228
Trade and other receivables	9,644	7,022	5,761

Trade receivables includes $1,865m (2020: $1,250m; 2019: $892m) measured at FVOCI classified ‘hold to collect and sell’ as they are due from customers that the Group has the option to factor.

All other financial assets included within current Trade and other receivables are held at amortised cost with carrying value being a reasonable approximation of fair value.